                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-08006

                          SCUDDER MG INVESTMENTS TRUST
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       3/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Micro Cap Fund

Semiannual Report to Shareholders

March 31, 2004

Contents

<Click Here> Portfolio Management Review

Scudder Mid Cap Fund

<Click Here> Performance Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

Scudder Small Cap Fund

<Click Here> Performance Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

Scudder Micro Cap Fund

<Click Here> Performance Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management
Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about each fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Scudder Mid Cap Fund is subject to stock market risk. Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Scudder Small Cap Fund is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Scudder Micro Cap Fund is subject to stock market risk. Stocks of micro capitalization companies (minimum market capitalization of $10 million) involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read each fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Audrey M.T. Jones and Portfolio Managers Samuel Dedio and Robert Janis discuss the three funds' performance, strategies and the market environment during the six-month period ended March 31, 2004. Ms. Jones is retiring on June 30, 2004. Effective July 1, 2004, Mr. Dedio and Mr. Janis will become co-lead Portfolio Managers of each fund.

Q: How did Scudder Micro Cap Fund, Scudder Small Cap Fund and Scudder Mid Cap Fund perform for their most recent semiannual period?

A: Each of the three funds underperformed its index benchmark and peer group for the six-month period ended March 31, 2004. Scudder Micro Cap Fund posted a 16.21% total return for the semiannual period and Scudder Small Cap Fund posted a 13.63% total return, compared with the 21.69% return of the Russell 2000 Index. Scudder Mid Cap Fund returned 9.95% for the six-month period, compared with the 18.92% return of the S&P MidCap 400 Index. (All fund returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower.) The Lipper Small-Cap Growth Funds category average return was 17.13% for the six-month period, the Lipper Small-Cap Core Funds category average return was 21.79% and the Lipper Mid-Cap Growth Funds category average return was 15.36%.1 Past performance is no guarantee of future results. Please see the Performance Summary that begins on page 11 (Scudder Mid Cap Fund), page 37 (Scudder Small Cap Fund) and page 61 (Scudder Micro Cap Fund) for standardized performance for all share classes and for additional performance information.

1 Source: Lipper Inc. The Lipper Small-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P SmallCap 600 Index.
The Lipper Small-Cap Core Funds category includes portfolios that invest at least 35% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less that 300% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.
The Lipper Mid-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P MidCap 400 Index. It is not possible to invest directly in an index or a Lipper category.

The funds' underperformance relative to their benchmarks was due mainly to mixed results from specific stock selections and sector positioning. Performance was also negatively affected by the fact that the most illiquid, most speculative and smallest companies, many without real earnings, were snapped up by investors during the six-month period after having been beaten down from 2000 to 2002. By contrast, we have kept a steady, long-term focus on high-quality companies with consistent operating results, strong balance sheets and a stable history of operations.

Q: What were the best and worst stock performers for each of the three funds?

A: For Scudder Micro Cap Fund, the top contributing securities were Wabash National Corp. and Shuffle Master, Inc. Wabash National Corp. manufactures standard as well as customized truck trailers, freight vans, refrigerated trailers, railway cars, parts and equipment. In a move to strengthen its balance sheet, in October Wabash National Corp. announced the planned sale of a substantial portion of the remaining finance contracts in its finance portfolio. The company also reported solid third-quarter results. And in February, Wabash National Corp. announced strong fourth-quarter as well as year-end results, with increased year-over-year net sales. Shuffle Master, Inc. manufactures automatic card-shuffling systems as well as gaming-related devices, including game tables. In an effort to focus on its core competencies, Shuffle Master, Inc. sold its slot assets for a profit in February. Later that same month, the company announced two acquisitions which analysts expected to immediately benefit the company's earnings and a 30% year-over-year increase in both revenues and operating income.

Both of the companies that detracted the most from Scudder Micro Cap Fund's performance during the period - InterVideo, Inc. and GRIC Communications Inc. - are part of the technology sector. InterVideo, Inc., which the fund sold in December, is a provider of DVD software that allows users to record, edit and play digital multimedia content on personal computers as well as consumer electronics. The company posted disappointing earnings back in November and was subsequently downgraded by a leading technology analyst. GRIC Communications, Inc., which the fund purchased during the first quarter, provides software as well as managed security services that allow customers to manage Internet-based transactions and communications worldwide. GRIC Communications, Inc. is one of the few micro-cap companies that participate in the Wi-Fi market, where businesspersons connect to the Internet on a remote basis at "hot spots" around the world. GRIC Communications, Inc. has been winning multiyear contracts from blue chip companies such as Procter & Gamble. We believe that recent selling by two large institutional investors - GRIC Communications, Inc. has only $150 million in market capitalization - has hurt the stock's short-term performance. We will be monitoring this holding carefully over the coming months.

For Scudder Mid Cap Fund, the two stocks that contributed most to performance during the six-month period were Harman International Industries, Inc. and Symantec Corp. Harman International Industries, Inc. designs and manufactures high-fidelity audio products as well as "infotainment" systems for professional, consumer and automotive markets worldwide. In January, Harman International Industries, Inc. announced record results for the fiscal second quarter, with a 24% year-over-year increase in net sales and a 50% year-over-year increase in net income. Symantec Corp. provides content as well as network security software and solutions to individuals, businesses and service providers, and is perhaps best known for its Norton antivirus software. In January the company beat analysts' earnings expectations based on strong sales of the software and raised its earnings expectations for the next fiscal quarter. Symantec Corp. was subsequently upgraded by two major brokerage firms.

The most disappointing stocks for Scudder Mid Cap Fund were ITT Education Services, Inc. and Maxtor Corp. ITT Educational Services, Inc. is a for-profit provider of technology-oriented associates, bachelors and masters degree programs, as well as nondegree curricula. Despite record enrollments and strong earnings per share, the company's stock price dropped sharply in late February upon news that federal agents were searching its headquarters and other facilities for information related to placement, retention, graduation rates, attendance figures and student grades. No official charges have been filed against ITT Educational Services, Inc., which has been cooperating with the investigation. We are continuing to monitor this situation closely. Maxtor Corp. designs and manufactures computer disk drives for personal computers and Intel-based servers as well as consumer electronics. In January, despite the company's announcement that it had narrowly exceeded top- and bottom-line expectations for the fourth quarter, Maxtor's stock price was negatively affected by rival-firm Seagate Technology's announcement that it was going to miss earnings expectations due to inventory and pricing pressures. Maxtor Corp. then announced lower-than-expected first-quarter earnings guidance, citing the same issues that had affected Seagate Technology. After we sold the fund's position in Maxtor Corp. in February, the company announced the resignation of its CFO, and Seagate Technology issued more disappointing results, again dragging down the subsector.

The two stocks that contributed the most to Scudder Small Cap Fund's results during the period were Fairchild Semiconductor Corp. and Documentum, Inc. (As of March 31, 2004, the fund's position in Documentum, Inc. was sold.) Fairchild Semiconductor Corp. develops memory semiconductors for the personal computer, telecom, consumer electronics, automotive and industrial markets. In October and again in January, Fairchild Semiconductor Corp. beat analysts' earnings estimates by 4 cents per share and benefited from an analyst's upgrade. The company also acquired the RF Components Division of Raytheon Company, which gives it immediate entry into the advanced radio frequency market. In March, Fairchild raised its first-quarter sales forecast, driven by continued strong demand for its power semiconductors. During the first quarter, we sold the fund's position as Fairchild hit our price target and its market capitalization grew beyond the fund's market-cap size guidelines. Documentum, Inc. is a software company that provides enterprise content-management solutions. In mid-October, EMC announced the signing of a definitive agreement to acquire Documentum, Inc. Following the announcement, the fund took profits in this stock.

Detracting the most from Scudder Small Cap Fund's performance were Enterasys Networks, Inc. and ITT Educational Services, Inc. Enterasys Networks, Inc. is the largest of four former subsidiaries of Cabletron Systems Company. Enterasys Networks, Inc. was the section of Cabletron Systems Company focused on networking solutions, including switching, routing and security. In January, Bank of America reported that it expected Foundry Networks, Inc., another significant player in this market, to gain market share at the expense of companies such as Enterasys Networks, Inc. and Nortel Networks Corp. In March, Enterasys Networks, Inc. lowered its revenue forecast due to an expected decline in service revenue as well as increased competition. It also announced a plan to cut costs. The fund sold the security in March, purchasing in its place a competitor that we felt possessed a stronger business outlook.

Q: What impact did sector positioning and stock selection have on the funds' results?

A: During the semiannual period, Scudder Micro Cap Fund's sector allocation caused its underperformance versus its benchmark. The fund benefited from an overweight (its relatively larger stake than the benchmark index) in energy and an underweight (its relatively smaller stake than the benchmark index) in consumer stocks but was hurt by its underweight in process industries and its overweight in transportation. Overall stock selection also had a negative effect on performance during the period. Favorable stock selection in the consumer and transportation sectors was more than offset by stock selection in technology and health care.

For Scudder Mid Cap Fund, sector allocation also had a net negative effect on performance. The fund benefited from underweights in the capital goods and consumer sectors, but overweights in technology and transportation detracted from returns. Stock selection was the main driver of the fund's underperformance versus the S&P MidCap 400 Index for the period. Stock selection in the credit-sensitive2 and energy sectors outpaced benchmark counterparts, though stock selection in the technology and consumer sectors lagged the benchmark.

2 The credit-sensitive sector includes financials and other companies affected by interest rates.

In the case of Scudder Small Cap Fund, sector positioning and stock selection also detracted from performance over the period. The fund benefited from overweights in the energy and consumer sectors but was hurt by an overweight in technology and an underweight in capital goods. However, stock selection was the main detractor, as favorable stock selection in energy and service companies was more than offset by stock selection in the technology and credit-sensitive sectors.

Q: What were the major factors affecting small-cap and mid-cap equities during the period?

A: Over the six-month period, stocks - especially small-cap stocks - provided strong returns. Signs that the US economy was beginning to emerge from its slowdown appeared in the second and third quarters of 2003, and the equity market began a strong rebound. During the fourth quarter, the government reported the largest year-over-year profit growth in 19 years, and stocks continued to surge. In January, the Federal Reserve Board left interest rates unchanged at 1%. However, employment growth remained sluggish as the unemployment rate declined from 5.9% to 5.7%. In February, the economy continued to improve as fourth-quarter gross domestic product (the total market value of all goods and services produced in the United States) grew at a solid 4.1% rate, primarily as a result of stronger business equipment and software spending, higher inventory investment and greater export volume. Inflation remained subdued, rising by 0.5% in January, and industrial production benefited from these supports, rising 0.8%. The consumer continued to support the economy, as same-store sales rose 5.8% in January and retail sales, excluding autos, also remained solid. On the other hand, consumer confidence faltered somewhat as a result of negative political-economic news, a slow job recovery environment and the recent increase in energy prices. The small-cap equity segment continued to outperform the other size segments, with value outperforming growth. As always, the consumer remains the key to economic recovery, but for the recovery to be sustained, there has to be a revival in business investment spending in addition to stable labor market conditions.

Q: In light of the results for the most recent period, what investment strategies will you be pursuing going forward?

A: We continue to seek fundamentally sound companies with strong balance sheets. We will also remain disciplined in our investment process. Within our investment strategy, we will continue to:

• Focus on small-cap companies with above-average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future

• Focus on individual stock selection with the goal of providing value-added performance relative to the universe of smaller US companies

• Use extensive and intensive fundamental research to identify companies with innovation, leading or dominant positions in their markets, a high rate of return on invested capital, and/or the ability to finance a major part of growth from internal sources

• Strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential

We will continue to monitor economic conditions and their effect on financial markets as we seek capital growth over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Performance Summary March 31, 2004

Scudder Mid Cap Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class, Class R and Institutional Class shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to June 28, 2002 and Class R prior to July 1, 2003 are derived from the historical performance of Investment Class shares of the Scudder Mid Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Any difference in expenses will affect performance.

At the close of business on August 31, 2000, shares of Equity Appreciation - Institutional Class merged into Institutional Class shares of Mid Cap Fund. Equity Appreciation - Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation - Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund - Institutional Class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04
Scudder Mid Cap Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	9.95%	35.63%	2.91%	4.17%	10.90%
Class B	9.52%	34.67%	2.02%	3.21%	9.84%
Class C	9.52%	34.67%	2.02%	3.21%	9.84%
Investment Class	9.95%	35.63%	2.91%	4.17%	10.90%
Class R	9.96%	35.05%	2.59%	3.87%	10.61%
Institutional Class	10.13%	36.04%	3.18%	4.51%	11.19%
S&P MidCap 400 Index+	18.92%	49.10%	10.71%	11.76%	14.93%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

++ Total returns shown for periods less than one year are not annualized.

Net Asset Value
	Class A	Class B	Class C	Investment Class	Class R	Institutional Class
Net Asset Value: 3/31/04	$ 12.60	$ 12.43	$ 12.43	$ 12.60	$ 12.59	$ 12.72
9/30/03	$ 11.46	$ 11.35	$ 11.35	$ 11.46	$ 11.45	$ 11.55

Investment Class Lipper Rankings - Mid-Cap Growth Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	393	of	497	79
3-Year	125	of	399	32
5-Year	103	of	249	42
10-Year	26	of	92	28

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Investment Class shares; other share classes may vary.

Scudder Mid Cap Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Mid Cap Fund - Class A [] S&P MidCap 400 Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/04
Scudder Mid Cap Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,783	$10,273	$11,561	$26,526
	Average annual total return	27.83%	.90%	2.94%	10.25%
Class B	Growth of $10,000	$13,167	$10,419	$11,623	$25,565
	Average annual total return	31.67%	1.38%	3.05%	9.84%
Class C	Growth of $10,000	$13,467	$10,619	$11,714	$25,565
	Average annual total return	34.67%	2.02%	3.21%	9.84%
S&P MidCap 400 Index+	Growth of $10,000	$14,910	$13,569	$17,434	$40,222
	Average annual total return	49.10%	10.71%	11.76%	14.93%

The growth of $10,000 is cumulative.

Scudder Mid Cap Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Mid Cap Fund - Investment Class [] S&P MidCap 400 Index+

Yearly periods ended March 31

Comparative Results as of 3/31/04
Scudder Mid Cap Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$13,563	$10,900	$12,267	$28,144
	Average annual total return	35.63%	2.91%	4.17%	10.90%
Class R	Growth of $10,000	$13,505	$10,799	$12,092	$27,400
	Average annual total return	35.05%	2.59%	3.87%	10.61%
S&P MidCap 400 Index+	Growth of $10,000	$14,910	$13,569	$17,434	$40,222
	Average annual total return	49.10%	10.71%	11.76%	14.93%

Scudder Mid Cap Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $250,000	$340,100	$274,600	$311,650	$722,025
	Average annual total return	36.04%	3.18%	4.51%	11.19%
S&P MidCap 400 Index+	Growth of $250,000	$372,750	$339,225	$435,850	$1,005,550
	Average annual total return	49.10%	10.71%	11.76%	14.93%

The growth of $10,000/$250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

+ S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary March 31, 2004

Scudder Mid Cap Fund

Asset Allocation	3/31/04	9/30/03

Common Stocks	92%	96%
Cash Equivalents, net	8%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/04	9/30/03

Consumer Discretionary	25%	14%
Information Technology	23%	24%
Financials	15%	11%
Industrials	11%	13%
Health Care	10%	17%
Energy	6%	7%
Materials	6%	6%
Consumer Staples	3%	7%
Telecommunication Services	1%	1%
	100%	100%

Ten Largest Equity Holdings at March 31, 2004 (26.8% of Portfolio)
1. Corinthian Colleges, Inc. Provider of higher education	3.3%
2. Symantec Corp. Producer of software products	3.2%
3. Packaging Corp. of America Manufacturer of containerboard and corrugated packaging products	3.0%
4. Harman International Industries, Inc. Manufacturer of high fidelity audio and video components	2.9%
5. Protein Design Labs, Inc. Developer of human and humanized antibodies	2.8%
6. Tech Data Corp. Distributor of microcomputer, hardware and software	2.5%
7. BJ Services Co. Provider of pressure pumping and other oilfield services for the petroleum industry	2.3%
8. Columbia Sportswear Co. Manufacturer of active outdoor apparel	2.3%
9. Friedman, Billings, Ramsey Group, Inc. "A" Operator of property management services	2.3%
10. Legg Mason, Inc. Provider of various financial services	2.2%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of March 31, 2004 (Unaudited)

Scudder Mid Cap Fund	Shares	Value ($)

Common Stocks 92.2%
Consumer Discretionary 22.6%
Automobiles 1.4%
Thor Industries, Inc.	359,800	9,664,228
Hotels Restaurants & Leisure 5.3%
Alliance Gaming Corp.*	423,900	13,619,907
GTECH Holdings Corp.	238,000	14,075,320
The Cheesecake Factory, Inc.*	166,500	7,680,645
		35,375,872
Household Durables 6.5%
Harman International Industries, Inc.	240,500	19,143,800
Leggett & Platt, Inc.	448,200	10,626,822
Tempur-Pedic International, Inc.*	894,900	13,996,236
		43,766,858
Media 1.0%
Entercom Communications Corp.*	141,600	6,410,232
Multiline Retail 1.5%
Tuesday Morning Corp.*	301,100	10,375,906
Specialty Retail 4.6%
Advance Auto Parts, Inc.*	250,200	10,175,634
Chico's FAS, Inc.*	303,000	14,059,200
Regis Corp.	151,900	6,750,436
		30,985,270
Textiles, Apparel & Luxury Goods 2.3%
Columbia Sportswear Co.*	272,700	15,118,488
Consumer Staples 2.9%
Beverages 1.2%
Constellation Brands, Inc. "A"*	261,900	8,406,990
Food Products 1.7%
Dean Foods Co.*	333,450	11,137,230
Energy 6.0%
Energy Equipment & Services
BJ Services Co.*	351,800	15,222,386
Rowan Companies, Inc.*	566,500	11,947,485
Smith International, Inc.*	241,800	12,938,718
		40,108,589
Financials 14.2%
Consumer Finance 1.0%
Providian Financial Corp.*	486,600	6,374,460
Diversified Financial Services 11.9%
CapitalSource, Inc.*	484,700	10,881,515
Chicago Mercantile Exchange	58,100	5,620,594
Friedman, Billings, Ramsey Group, Inc. "A"	556,600	15,022,634
Investment Technology Group, Inc.*	309,100	4,729,230
Investors Financial Services Corp.	355,000	14,668,600
Labranche & Co., Inc.*	433,500	4,859,535
Legg Mason, Inc.	161,200	14,956,136
The First Marblehead Corp.*	309,400	9,111,830
		79,850,074
Insurance 1.3%
Assurant, Inc.*	125,900	3,166,385
Axis Capital Holdings Ltd.	191,300	5,652,915
		8,819,300
Health Care 8.8%
Biotechnology 5.6%
Genzyme Corp. (General Division)*	184,300	8,669,472
Gilead Sciences, Inc.*	184,500	10,289,565
Protein Design Labs, Inc.*	782,300	18,634,386
		37,593,423
Health Care Equipment & Supplies 0.3%
Kinetic Concepts, Inc.*	40,100	1,798,485
Health Care Providers & Services 1.6%
Coventry Health Care, Inc.*	252,900	10,705,257
Pharmaceuticals 1.3%
Barr Laboratories, Inc.*	184,350	8,461,665
Industrials 9.7%
Airlines 1.0%
JetBlue Airways Corp.*	264,000	6,676,560
Commercial Services & Supplies 7.9%
Corinthian Colleges, Inc.*	664,200	21,958,452
Hewitt Associates, Inc. "A"*	248,000	7,938,480
ITT Educational Services, Inc.*	279,700	8,726,640
Stericycle, Inc.*	299,900	14,353,214
		52,976,786
Road & Rail 0.8%
Swift Transportation Co., Inc.*	323,500	5,554,495
Information Technology 21.2%
Communications Equipment 2.1%
Advanced Fibre Communications, Inc.*	648,800	14,293,064
Electronic Equipment & Instruments 5.8%
AVX Corp.	746,300	12,306,487
Jabil Circuit, Inc.*	335,700	9,879,651
Tech Data Corp.*	412,100	16,871,374
		39,057,512
IT Consulting & Services 1.3%
Cognizant Technology Solutions Corp.*	186,200	8,425,550
Semiconductors & Semiconductor Equipment 6.0%
Applied Micro Circuits Corp.*	1,269,100	7,297,325
Fairchild Semiconductor International, Inc.*	598,900	14,391,567
LTX Corp.*	476,800	7,199,680
Teradyne, Inc.*	490,900	11,698,147
		40,586,719
Software 6.0%
Symantec Corp.*	459,200	21,260,960
TIBCO Software, Inc.*	1,276,100	10,425,737
VERITAS Software Corp.*	306,500	8,247,915
		39,934,612
Materials 5.6%
Containers & Packaging 3.0%
Packaging Corp. of America	893,000	20,146,080
Metals & Mining 2.6%
Peabody Energy Corp.	244,600	11,376,346
United States Steel Corp.	163,900	6,108,553
		17,484,899
Telecommunication Services 1.2%
Wireless Telecommunication Services
Nextel Partners, Inc. "A"*	616,700	7,807,422
Total Common Stocks (Cost $511,618,694)		617,896,026

Cash Equivalents 7.4%
Scudder Cash Management QP Trust 1.10% (b) (Cost $49,552,887)	49,552,887	49,552,887

Scudder Mid Cap Fund	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $561,171,581) (a)	99.6	667,448,913
Other Assets and Liabilities, Net	0.4	2,661,843
Net Assets	100.0	670,110,756

* Non-income producing security.
(a) The cost for federal income tax purposes was $561,784,722. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $105,664,191. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $128,237,239 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,573,048.
(b) Scudder Cash Management QP Trust, is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Scudder Mid Cap Fund

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $511,618,694)	$ 617,896,026
Investment in Scudder Cash Management QP Trust (cost $49,552,887)	49,552,887
Total investments in securities, at value (cost $561,171,581)	667,448,913
Cash	18,496
Receivable for investments sold	3,325,280
Dividends receivable	444,828
Interest receivable	43,819
Receivable for Fund shares sold	686,098
Other assets	80,659
Total assets	672,048,093
Liabilities
Payable for investments purchased	132,638
Payable for Fund shares redeemed	1,077,676
Accrued investment advisory fee	352,269
Other accrued expenses and payables	374,754
Total liabilities	1,937,337
Net assets, at value	$ 670,110,756
Net Assets
Net assets consist of: Accumulated net investment loss	(2,207,361)
Net unrealized appreciation (depreciation) on investments	106,277,332
Accumulated net realized gain (loss)	(63,641,371)
Paid-in capital	629,682,156
Net assets, at value	$ 670,110,756

The accompanying notes are an integral part of the financial statements.

Scudder Mid Cap Fund

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($251,208,765 / 19,937,440 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 12.60
Maximum offering price per share (100 / 94.25 of $12.60)	$ 13.37
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,098,577 / 731,900 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 12.43
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,617,266 / 612,778 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 12.43
Investment Class Net Asset Value, offering and redemption price per share ($43,174,425 / 3,425,192 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 12.60
Class R Net Asset Value, offering and redemption price per share ($319,093 / 25,349 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 12.59
Institutional Class Net Asset Value, offering and redemption price per share ($358,692,630 / 28,202,197 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 12.72

The accompanying notes are an integral part of the financial statements.

Scudder Mid Cap Fund

Statement of Operations for the six months ended March 31, 2004 (Unaudited)
Investment Income
Income: Dividends	$ 1,207,587
Interest - Cash Management Fund Institutional	48,733
Interest - Scudder Cash Management QP Trust	228,221
Total Income	1,484,541
Expenses: Investment advisory fee	2,081,331
Administrator service fee	1,353,290
Distribution and shareholder servicing fees	375,787
Auditing	54,588
Legal	14,365
Trustees' fees and expenses	11,013
Reports to shareholders	1,830
Registration fees	12,400
Other	9,381
Total expenses, before expense reductions	3,913,985
Expense reductions	(222,083)
Total expenses, after expense reductions	3,691,902
Net investment income (loss)	(2,207,361)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	37,158,833
Net unrealized appreciation (depreciation) during the period on investments	23,272,130
Net gain (loss) on investment transactions	60,430,963
Net increase (decrease) in net assets resulting from operations	$ 58,223,602

The accompanying notes are an integral part of the financial statements.

Scudder Mid Cap Fund

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2004 (Unaudited)	Year Ended September 30, 2003
Operations: Net investment income (loss)	$ (2,207,361)	$ (2,389,261)
Net realized gain (loss) on investment transactions	37,158,833	(5,611,344)
Net unrealized appreciation (depreciation) on investment transactions during the period	23,272,130	98,214,735
Net increase (decrease) in net assets resulting from operations	58,223,602	90,214,130
Fund share transactions: Proceeds from shares sold	87,344,856	272,735,092
In-kind subscription	-	103,862,346
Cost of shares redeemed	(56,725,789)	(79,546,144)
Net increase (decrease) in net assets from Fund share transactions	30,619,067	297,051,294
Increase (decrease) in net assets	88,842,669	387,265,424
Net assets at beginning of period	581,268,087	194,002,663
Net assets at end of period (including accumulated net investment loss of $2,207,361 at March 31, 2004)	$ 670,110,756	$ 581,268,087

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Mid Cap Fund

Class A
Years Ended September 30,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.46	$ 9.31	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.08)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.19	2.23	(2.17)
Total from investment operations	1.14	2.15	(2.18)
Net asset value, end of period	$ 12.60	$ 11.46	$ 9.31
Total Return (%)[d]	9.95**	23.09	(18.97)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	251	212.6
Ratio of expenses before expense reductions (%)	1.32*	1.34	1.48*
Ratio of expenses after expense reductions (%)	1.25*	1.25	1.25*
Ratio of net investment income (loss) (%)	(.79)*	(.74)	(.63)*
Portfolio turnover rate (%)	97*	82	120[e]
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[e] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Scudder Mid Cap Fund

Class B
Years Ended September 30,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.35	$ 9.29	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[c]	(.09)	(.15)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.17	2.21	(2.17)
Total from investment operations	1.08	2.06	(2.20)
Net asset value, end of period	$ 12.43	$ 11.35	$ 9.29
Total Return (%)[d]	9.52**	22.17	(19.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	6.3
Ratio of expenses before expense reductions (%)	2.07*	2.09	2.22*
Ratio of expenses after expense reductions (%)	2.00*	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.54)*	(1.49)	(1.38)*
Portfolio turnover rate (%)	97*	82	120[e]
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[e] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Scudder Mid Cap Fund

Class C
Years Ended September 30,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.35	$ 9.29	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[c]	(.09)	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.17	2.22	(2.17)
Total from investment operations	1.08	2.06	(2.20)
Net asset value, end of period	$ 12.43	$ 11.35	$ 9.29
Total Return (%)[d]	9.52**	22.17	(19.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	5.1
Ratio of expenses before expense reductions (%)	2.07*	2.09	2.20*
Ratio of expenses after expense reductions (%)	2.00*	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.54)*	(1.49)	(1.38)*
Portfolio turnover rate (%)	97*	82	120[e]
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[e] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Scudder Mid Cap Fund

Investment Class
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.46	$ 9.31	$ 10.66	$ 17.57	$ 14.77	$ 11.38
Income (loss) from investment operations:
Net investment income (loss)	(.05)[b]	(.08)[b]	(.06)[b]	(.03)	(.06)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.19	2.23	(1.29)	(6.41)	6.79	4.99
Total from investment operations	1.14	2.15	(1.35)	(6.44)	6.73	4.92
Less distributions from: Net realized gains on investment transactions	-	-	-	(.47)	(3.93)	(1.53)
Net asset value, end of period	$ 12.60	$ 11.46	$ 9.31	$ 10.66	$ 17.57	$ 14.77
Total Return (%)[c]	9.95**	23.09	(12.66)	(37.26)	53.65	47.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	36	29	36	48	29
Ratio of expenses before expense reductions (%)	1.32*	1.34	1.39[d]	1.43[d]	1.70[d]	1.88[d]
Ratio of expenses after expense reductions (%)	1.25*	1.25	1.25[d]	1.25[d]	1.25[d]	1.25[d]
Ratio of net investment income (loss) (%)	(.79)*	(.74)	(.55)	(.21)	(.40)	(.58)
Portfolio turnover rate (%)	97*	82	120[e]	251	146	155
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The expense ratio of the Capital Appreciation Portfolio is included in this ratio.
[e] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Scudder Mid Cap Fund

Class R
	2004[a]	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.45	$ 10.78
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.20	.70
Total from investment operations	1.14	.67
Net asset value, end of period	$ 12.59	$ 11.45
Total Return (%)[d]	9.96**	6.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.03	.01
Ratio of expenses, before expense reductions (%)	1.58*	1.59*
Ratio of expenses, after expense reductions (%)	1.50*	1.50*
Ratio of net investment income (loss) (%)	(1.04)*	(1.12)*
Portfolio turnover rate (%)	97*	82
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period July 1, 2003 (commencement of operations of Class R shares) to September 30, 2003.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder Mid Cap Fund

Institutional Class
Years Ended September 30,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.55	$ 9.36	$ 10.69	$ 17.57	$ 18.60
Income (loss) from investment operations: Net investment income (loss)	(.03)[c]	(.05)[c]	(.04)[c]	.01	(.00)[d]
Net realized and unrealized gain (loss) on investment transactions	1.20	2.24	(1.29)	(6.42)	(1.03)
Total from investment operations	1.17	2.19	(1.33)	(6.41)	(1.03)
Less distributions from: Net realized gains on investment transactions	-	-	-	(.47)	-
Net asset value, end of period	$ 12.72	$ 11.55	$ 9.36	$ 10.69	$ 17.57
Total Return (%)[e]	10.13**	23.40	(12.44)	(37.15)	55.50f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	359	323	164	231	414
Ratio of expenses before expense reductions (%)	1.07*	1.09	1.14[g]	1.18[g]	1.45g*
Ratio of expenses after expense reductions (%)	1.00*	1.00	1.00[g]	1.00[g]	1.00g*
Ratio of net investment income (loss) (%)	(.54)*	(.49)	(.30)	.04	(.17)*
Portfolio turnover rate (%)	97*	82	120[h]	251	146
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period August 31, 2000 (commencement of operations of Institutional Class shares) to September 30, 2000.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return would have been lower had certain expenses not been reduced.
[f] At the close of business on August 31, 2000, shares of Equity Appreciation - Institutional Class merged into Institutional Class shares of Mid Cap. Equity Appreciation - Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation - Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund - Institutional Class.
[g] The expense ratio of the Capital Appreciation Portfolio is included in this ratio.
[h] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

Scudder Mid Cap Fund

A. Significant Accounting Policies

Mid Cap Fund ("Scudder Mid Cap Fund" or the "Fund") is a diversified series of Scudder Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $100,178,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($16,640,000), September 30, 2010 ($54,208,000) and September 30, 2011 ($29,330,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

B. Purchases and Sales of Securities

During the six months ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $292,872,422 and $293,622,985, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. Investment Company Capital Corporation ("ICCC" or the "Administrator"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Fund did not impose a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

For the six months ended March 31, 2004, the Advisor and Administrator have agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%
Class R	1.50%
Institutional Class	1.00%

Accordingly, for the six months ended March 31, 2004, the Advisor waived a portion of its fee pursuant to the an Expense Limitation Agreement aggregating $222,083 and the amount imposed aggregated $1,859,248, which was equivalent to an annualized effective rate of 0.57% of the Fund's average daily net assets.

Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.65% of the average daily net assets for the Investment Class shares and 0.40% of average daily net assets for Class A, B, C, R and Institutional Class shares for the Fund, computed and accrued daily and payable monthly. For the six months ended March 31, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at March 31, 2004
Class A	$ 480,322	$ 95,632
Class B	16,774	3,290
Class C	13,353	2,709
Investment Class	134,831	29,593
Class R	215	153
Institutional Class	707,795	134,311
	$ 1,353,290	$ 265,688

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A and R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2004
Class A	$ 300,201	$ 58,262
Class B	31,451	5,931
Class C	25,037	4,881
Class R	134	96
	$ 356,823	$ 69,170

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and R shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2004	Effective Rate
Class B	$ 10,484	$ 2,029.25%
Class C	8,346	1,640.25%
Class R	134	85.25%
	$ 18,964	$ 3,754

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended March 31, 2004 aggregated $14,502 and $158, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2004, the CDSC for the Fund's Class B and C shares was $4,894 and $491, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2004, SDI received $40.

Other. The Fund may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,722,111	$ 33,765,791	19,601,740	$ 199,012,862
Class B	276,701	3,400,844	576,020	5,883,977
Class C	257,215	3,145,840	432,633	4,390,031
Investment Class	829,834	10,392,167	1,330,437	13,297,401
Class R	28,492	365,280	933**	10,052**
Institutional Class	2,878,295	36,274,934	4,698,398	50,140,769
		$ 87,344,856		$ 272,735,092
In-kind subscription
Institutional Class	-	-	10,955,944	$ 103,862,346
		-		$ 103,862,346
Shares redeemed
Class A	(1,264,464)	$ (15,628,665)	(1,186,677)	$ (12,330,075)
Class B	(94,401)	(1,152,653)	(54,560)	(555,530)
Class C	(53,961)	(658,582)	(33,414)	(349,493)
Investment Class	(542,359)	(6,722,589)	(1,318,483)	(13,349,817)
Class R	(4,071)	(52,048)	(5)**	(56)**
Institutional Class	(2,599,163)	(32,511,252)	(5,242,506)	(52,961,173)
		$ (56,725,789)		$ (79,546,144)
Net increase (decrease)
Class A	1,457,647	$ 18,137,126	18,415,063	$ 186,682,787
Class B	182,300	2,248,191	521,460	5,328,447
Class C	203,254	2,487,258	399,219	4,040,538
Investment Class	287,475	3,669,578	11,954	(52,416)
Class R	24,421	313,232	928**	9,996**
Institutional Class	279,132	3,763,682	10,411,836	101,041,942
		$ 30,619,067		$ 297,051,294

** For the period July 1, 2003 (commencement of operations of Class R shares) to September 30, 2003.

F. In-Kind Subscription

As part of Deutsche Bank's effort to consolidate various legacy retirement plans, Deutsche Bank implemented a program to transfer various plan assets as a means to streamline the number of investment options offered to employee plan participants. As part of the consolidation program, on March 28, 2003 the Scudder Mid Cap Fund accepted securities and cash in payment for fund shares (received an in-kind subscription) from the BT Partnershare retirement plan in accordance with the Fund's purchase in-kind procedures. The transaction represented a percentage of the Fund's net assets at March 31, 2003 as follows:

	Purchase Amount	% of Net Assets
Mid Cap Fund	$ 103,862,346	37

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Performance Summary March 31, 2004

Scudder Small Cap Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class and Class R shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to June 28, 2002 and Class R shares prior to October 1, 2003 are derived from the historical performance of Investment Class shares of the Scudder Small Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charge of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04

Scudder Small Cap Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	13.63%	42.05%	.48%	6.46%	13.23%
Class B	13.29%	41.15%	-.24%	5.68%	12.39%
Class C	13.29%	41.15%	-.24%	5.68%	12.39%
Investment Class	13.73%	42.18%	.51%	6.48%	13.24%
Class R	13.74%	41.93%	.20%	6.12%	12.84%
Russell 2000 Index+	21.69%	63.83%	10.90%	9.66%	10.44%

Source: Lipper Inc. and Deutsche Asset Management, Inc.

++ Total returns shown for periods less than one year are not annualized.

Scudder Small Cap Fund

Net Asset Value
	Class A	Class B	Class C	Investment Class	Class R
Net Asset Value: 3/31/04	$ 22.44	$ 22.16	$ 22.16	$ 22.45	$ 22.47
10/1/03 (commencement of operations for Class R)	$ -	$ -	$ -	$ -	$ 20.06
9/30/03	$ 19.74	$ 19.56	$ 19.56	$ 19.74	$ -

Investment Class Lipper Rankings - Small-Cap Growth Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	437	of	488	90
3-Year	312	of	406	77
5-Year	141	of	270	53
10-Year	11	of	73	15

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for the Investment Class shares; other classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Small Cap Fund - Class A [] Russell 2000 Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

The growth of $10,000 is cumulative.

Scudder Small Cap Fund

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/04
Scudder Small Cap Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,388	$9,561	$12,887	$32,637
	Average annual total return	33.88%	-1.48%	5.20%	12.56%
Class B	Growth of $10,000	$13,815	$9,729	$13,084	$32,158
	Average annual total return	38.15%	-.91%	5.52%	12.39%
Class C	Growth of $10,000	$14,115	$9,929	$13,184	$32,158
	Average annual total return	41.15%	-.24%	5.68%	12.39%
Russell 2000 Index+	Growth of $10,000	$16,383	$13,639	$15,855	$26,988
	Average annual total return	63.83%	10.90%	9.66%	10.44%

Growth of an Assumed $10,000 Investment
[] Scudder Small Cap Fund - Investment Class [] Russell 2000 Index+

Yearly periods ended March 31

Comparative Results as of 3/31/04
Scudder Small Cap Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$14,218	$10,154	$13,686	$34,659
	Average annual total return	42.18%	.51%	6.48%	13.24%
Class R	Growth of $10,000	$14,193	$10,061	$13,461	$33,465
	Average annual total return	41.93%	.20%	6.12%	12.84%
Russell 2000 Index+	Growth of $10,000	$16,383	$13,639	$15,855	$26,988
	Average annual total return	63.83%	10.90%	9.66%	10.44%

The growth of $10,000 is cumulative.

+ Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary March 31, 2004

Scudder Small Cap Fund

Asset Allocation	3/31/04	9/30/03

Common Stocks	93%	94%
Cash Equivalents, net	7%	6%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/04	9/30/03

Information Technology	27%	27%
Consumer Discretionary	20%	12%
Health Care	15%	15%
Financials	13%	13%
Industrials	10%	18%
Materials	6%	5%
Energy	5%	4%
Consumer Staples	4%	5%
Utilities	-	1%
	100%	100%

Ten Largest Equity Holdings at March 31, 2004 (24.4% of Portfolio)
1. United Natural Foods, Inc. Distributor of natural foods and related products	3.6%
2. Cooper Companies, Inc. Producer of medical products	2.7%
3. DSP Group, Inc. Developer of digital signal processing solutions for telecommunications and computers	2.7%
4. Affiliated Managers Group, Inc. Operator of integrated asset management services	2.4%
5. Jos. A. Bank Clothiers, Inc. Manufacturer of classic men's clothing	2.2%
6. Joy Global, Inc. Manufacturer of mining equipment	2.2%
7. Skyworks Solutions, Inc. Provider of front-end modules, radio frequency systems	2.2%
8. Microsemi Corp. Manufacturer of semiconductors	2.2%
9. Avocent Corp. Supplier of connectivity solutions	2.2%
10. Packaging Corp. of America Manufacturer of containerboard and corrugated packaging products	2.0%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 41. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of March 31, 2004 (Unaudited)

Scudder Small Cap Fund	Shares	Value ($)

Common Stocks 92.6%
Consumer Discretionary 18.1%
Automobiles 1.3%
Thor Industries, Inc.	196,200	5,269,932
Hotels Restaurants & Leisure 6.2%
Alliance Gaming Corp.*	220,300	7,078,239
Panera Bread Co. "A"*	143,800	5,596,696
RARE Hospitality International, Inc.*	145,200	4,029,300
Shuffle Master, Inc.*	161,800	7,522,082
		24,226,317
Household Durables 1.2%
Furniture Brands International, Inc.	148,000	4,765,600
Internet & Catalog Retail 0.9%
Sharper Image Corp.*	108,100	3,521,898
Media 2.0%
Harris Interactive, Inc.*	457,300	3,855,039
Journal Communications, Inc. "A"	201,100	4,022,000
		7,877,039
Multiline Retail 0.9%
Fred's, Inc.	141,100	3,424,497
Specialty Retail 3.7%
Cost Plus, Inc.*	138,700	5,790,725
Jos. A. Bank Clothiers, Inc.*	242,800	8,740,800
		14,531,525
Textiles, Apparel & Luxury Goods 1.9%
Carter's, Inc.*	125,200	3,579,468
Gildan Activewear, Inc. "A"*	125,000	3,918,750
		7,498,218
Consumer Staples 3.5%
Food & Drug Retailing
United Natural Foods, Inc.*	289,300	13,912,437
Energy 5.0%
Energy Equipment & Services 1.9%
FMC Technologies, Inc.*	271,800	7,346,754
Oil & Gas 3.1%
Ultra Petroleum Corp.*	241,900	7,259,419
Western Gas Resources, Inc.	95,700	4,866,345
		12,125,764
Financials 12.5%
Banks 0.8%
First Niagara Financial Group	239,200	3,265,080
Diversified Financial Services 9.4%
Affiliated Managers Group, Inc.*	169,650	9,259,497
Investment Technology Group, Inc.*	363,800	5,566,140
Labranche & Co., Inc.*	342,600	3,840,546
National Financial Partners Corp.	181,100	5,840,475
Piper Jaffray Companies, Inc.*	127,300	6,893,295
The First Marblehead Corp.*	183,400	5,401,130
TNS, Inc.*	17,900	342,785
		37,143,868
Insurance 2.3%
Direct General Corp.	136,600	4,944,920
Platinum Underwriters Holdings Ltd.	124,700	3,996,635
		8,941,555
Health Care 13.9%
Biotechnology 3.4%
Martek Biosciences Corp.*	101,900	5,808,300
Neurocrine Biosciences, Inc.*	130,300	7,700,730
		13,509,030
Health Care Equipment & Supplies 4.7%
Cooper Companies, Inc.	198,300	10,708,200
Edwards Lifesciences Corp.*	241,700	7,722,315
		18,430,515
Health Care Providers & Services 2.5%
Beverly Enterprises, Inc.*	945,100	6,048,640
Centene Corp.*	119,800	3,664,682
		9,713,322
Pharmaceuticals 3.3%
NeighborCare, Inc.*	231,000	5,601,750
NPS Pharmaceuticals, Inc.*	265,900	7,591,445
		13,193,195
Industrials 9.5%
Airlines 1.7%
Frontier Airlines, Inc.*	105,200	1,096,184
SkyWest, Inc.	284,500	5,473,780
		6,569,964
Commercial Services & Supplies 0.9%
ITT Educational Services, Inc.*	115,600	3,606,720
Construction & Engineering 0.8%
Quanta Services, Inc.*	425,100	3,009,708
Electrical Equipment 0.8%
General Cable Corp.*	418,600	3,089,268
Machinery 2.2%
Joy Global, Inc.	311,300	8,738,191
Road & Rail 2.1%
Heartland Express, Inc.	210,521	4,795,668
USF Corp.	106,400	3,641,008
		8,436,676
Transportation Infrastructure 1.0%
Overnite Corp.	168,200	3,868,600
Information Technology 24.8%
Communications Equipment 4.8%
Avocent Corp.*	228,600	8,410,194
Equinix, Inc.*	55,900	2,024,195
Extreme Networks, Inc.*	389,900	2,811,179
Westell Technologies, Inc. "A"	754,700	5,509,310
		18,754,878
Computers & Peripherals 1.4%
Applied Films Corp.*	196,900	5,493,510
Electronic Equipment & Instruments 1.1%
Global Imaging Systems, Inc.*	128,000	4,252,160
IT Consulting & Services 1.5%
CACI International, Inc. "A"*	136,500	5,869,500
Semiconductors & Semiconductor Equipment 13.2%
AMIS Holdings, Inc.*	360,000	5,842,800
Cree, Inc.*	278,900	6,219,470
DSP Group, Inc.*	415,600	10,693,388
LTX Corp.*	402,100	6,071,710
Micrel, Inc.*	436,200	5,823,270
Microsemi Corp.*	626,000	8,563,680
Skyworks Solutions, Inc.*	734,800	8,567,768
		51,782,086
Software 2.8%
THQ, Inc.*	182,000	3,681,860
Universal Technical Institute, Inc.*	188,800	7,561,440
		11,243,300
Materials 5.3%
Chemicals 0.3%
Compass Minerals International, Inc.	78,300	1,283,337
Containers & Packaging 2.0%
Packaging Corp. of America	350,000	7,896,000
Metals & Mining 3.0%
Peabody Energy Corp.	141,400	6,576,514
Steel Dynamics, Inc.*	201,600	4,995,648
		11,572,162
Total Common Stocks (Cost $307,916,540)		364,162,606

Cash Equivalents 6.8%
Scudder Cash Management QP Trust 1.10% (b) (Cost $26,484,466)	26,484,466	26,484,466

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $334,401,006) (a)	99.4	390,647,072
Other Assets and Liabilities, Net	0.6	2,516,783
Net Assets	100.0	393,163,855

* Non-income producing security.
(a) The cost for federal income tax purposes was $334,630,943. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $56,016,129. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $68,646,633 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,630,504.
(b) Scudder Cash Management QP Trust, is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Scudder Small Cap Fund

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $307,916,540)	$ 364,162,606
Investment in Scudder Cash Management QP Trust (cost $26,484,466)	26,484,466
Total investments in securities, at value (cost $334,401,006)	390,647,072
Receivable for investments sold	754,100
Dividends receivable	103,957
Interest receivable	20,555
Receivable for Fund shares sold	5,440,434
Other assets	5,847
Total assets	396,971,965
Liabilities
Payable for Fund shares redeemed	3,450,404
Accrued investment advisory fee	141,017
Other accrued expenses and payables	216,689
Total liabilities	3,808,110
Net assets, at value	$ 393,163,855
Net Assets
Net assets consist of: Accumulated net investment loss	(1,801,283)
Net unrealized appreciation (depreciation) on investments	56,246,066
Accumulated net realized gain (loss)	(6,643,098)
Paid-in capital	345,362,170
Net assets, at value	$ 393,163,855

The accompanying notes are an integral part of the financial statements.

Scudder Small Cap Fund

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($33,538,055 / 1,494,303 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 22.44
Maximum offering price per share (100 / 94.25 of $22.44)	$ 23.81
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,108,090 / 140,238 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 22.16
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,315,950 / 194,743 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 22.16
Investment Class Net Asset Value, offering and redemption price per share ($351,033,375 / 15,639,470 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 22.45
Class R Net Asset Value, offering and redemption price per share ($1,168,385 / 51,992 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 22.47

The accompanying notes are an integral part of the financial statements.

Scudder Small Cap Fund

Statement of Operations for the six months ended March 31, 2004 (Unaudited)
Investment Income
Income: Dividends	$ 487,664
Interest - Cash Management Fund Institutional	39,586
Interest - Scudder Cash Management QP Trust	49,777
Total Income	577,027
Expenses: Investment advisory fee	1,216,836
Administrator service fee	1,173,709
Distribution and shareholder servicing fees	70,517
Auditing	31,130
Legal	7,380
Trustees' fees and expenses	8,981
Reports to shareholders	7,810
Registration fees	32,818
Other	8,994
Total expenses, before expense reductions	2,558,175
Expense reductions	(181,348)
Total expenses, after expense reductions	2,376,827
Net investment income (loss)	(1,799,800)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	22,549,856
Net unrealized appreciation (depreciation) during the period on investments	24,768,888
Net gain (loss) on investment transactions	47,318,744
Net increase (decrease) in net assets resulting from operations	$ 45,518,944

The accompanying notes are an integral part of the financial statements.

Scudder Small Cap Fund

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2004 (Unaudited)	Year Ended September 30, 2003
Operations: Net investment income (loss)	$ (1,799,800)	$ (2,303,918)
Net realized gain (loss) on investment transactions	22,549,856	(14,930,010)
Net unrealized appreciation (depreciation) on investment transactions during the period	24,768,888	66,694,997
Net increase (decrease) in net assets resulting from operations	45,518,944	49,461,069
Fund share transactions: Proceeds from shares sold	90,677,829	183,028,197
In-kind subscription	-	52,899,162
Cost of shares redeemed	(86,443,392)	(146,431,067)
Net increase (decrease) in net assets from Fund share transactions	4,234,437	89,496,292
Increase (decrease) in net assets	49,753,381	138,957,361
Net assets at beginning of period	343,410,474	204,453,113
Net assets at end of period (including accumulated net investment loss of $1,801,283 and $1,483, respectively)	$ 393,163,855	$ 343,410,474

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Small Cap Fund

Class A
Years Ended September 30,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.74	$ 16.58	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[c]	(.10)	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.80	3.32	(4.08)
Total from investment operations	2.70	3.16	(4.11)
Net asset value, end of period	$ 22.44	$ 19.74	$ 16.58
Total Return (%)[d]	13.68**	19.06	(19.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	25.6
Ratio of expenses before expense reductions (%)	1.35*	1.37	1.37*
Ratio of expenses after expense reductions (%)	1.25*	1.25	1.25*
Ratio of net investment income (loss) (%)	(.94)*	(.90)	(.75)*
Portfolio turnover rate (%)	94*	74	87[e]
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[e] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
* Annualized
** Not annualized

Scudder Small Cap Fund

Class B
Years Ended September 30,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.56	$ 16.55	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[c]	(.18)	(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.78	3.31	(4.08)
Total from investment operations	2.60	3.01	(4.14)
Net asset value, end of period	$ 22.16	$ 19.56	$ 16.55
Total Return (%)[d]	13.29**	18.19	(20.01)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2.3
Ratio of expenses before expense reductions (%)	2.10*	2.12	2.12*
Ratio of expenses after expense reductions (%)	2.00*	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.69)*	(1.65)	(1.50)*
Portfolio turnover rate (%)	94*	74	87[e]
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[e] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
* Annualized
** Not annualized

Scudder Small Cap Fund

Class C
Years Ended September 30,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.56	$ 16.55	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[c]	(.18)	(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.78	3.31	(4.08)
Total from investment operations	2.60	3.01	(4.14)
Net asset value, end of period	$ 22.16	$ 19.56	$ 16.55
Total Return (%)[d]	13.29**	18.19	(20.01)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	2.1
Ratio of expenses before expense reductions (%)	2.10*	2.12	2.12*
Ratio of expenses after expense reductions (%)	2.00*	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.69)*	(1.65)	(1.50)*
Portfolio turnover rate (%)	94*	74	87[e]
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[e] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
* Annualized
** Not annualized

Scudder Small Cap Fund

Investment Class
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 19.74	$ 16.57	$ 19.73	$ 26.95	$ 21.89	$ 14.96
Income (loss) from investment operations:
Net investment income (loss)	(.10)[b]	(.16)[b]	(.13)[b]	(.12)	(.15)	(.15)
Net realized and unrealized gain (loss) on investment transactions	2.81	3.33	(3.03)	(5.53)	8.53	7.13
Total from investment operations	2.71	3.17	(3.16)	(5.65)	8.38	6.98
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.57)	(3.32)	(.05)
Net asset value, end of period	$ 22.45	$ 19.74	$ 16.57	$ 19.73	$ 26.95	$ 21.89
Total Return (%)[c]	13.73**	19.13	(16.02)	(21.77)	41.59	46.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	351	313	204	241	292	216
Ratio of expenses before expense reductions (%)	1.35*	1.37	1.40[d]	1.46[d]	1.44[d]	1.46[d]
Ratio of expenses after expense reductions (%)	1.25*	1.25	1.25[d]	1.25[d]	1.25[d]	1.25[d]
Ratio of net investment income (loss) (%)	(.94)*	(.90)	(.63)	(.53)	(.60)	(.74)
Portfolio turnover rate (%)	94*	74	87[e]	109	136	159
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The expense ratio of the Small Cap Portfolio is included in this ratio.
[e] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
* Annualized
** Not annualized

Scudder Small Cap Fund

Class R
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.06
Income (loss) from investment operations:
Net investment income (loss)[b]	(.14)
Net realized and unrealized gain (loss) on investment transactions	2.55
Total from investment operations	2.41
Net asset value, end of period	$ 22.47
Total Return (%)[c]	12.01**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	1.60*
Ratio of expenses after expense reductions (%)	1.50*
Ratio of net investment income (loss) (%)	(1.19)*
Portfolio turnover rate (%)	94*
[a] For the period October 1, 2003 (commencement of operations of Class R shares) to March 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

Scudder Small Cap Fund

A. Significant Accounting Policies

Small Cap Fund ("Scudder Small Cap Fund" or the "Fund") is a diversified series of Scudder Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. On October 1, 2003, the Fund commenced offering Class R shares which are only available to participants in certain retirement plans and are offered to investors without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market investments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $17,532,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($232,000), September 30, 2009 ($66,000), September 30, 2010 ($4,518,000) and September 30, 2011 ($12,716,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $11,080,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $167,044,097 and $172,775,479, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. Investment Company Capital Corporation ("ICCC" or the "Administrator"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Fund did not impose a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

For the six months ended March 31, 2004, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%
Class R	1.50%

Accordingly, for the six months ended March 31, 2004, the Advisor waived a portion of its advisory fee pursuant to the Expense Limitation Agreement aggregating $181,348 and the amount imposed aggregated $1,035,488 which was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.65% of the average daily net assets for the Investment Class and 0.40% of average daily net assets for Class A, B, C and R shares for the Fund, computed and accrued daily and payable monthly. For the six months ended March 31, 2004, the Administrator Service Fee for the Fund was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at March 31, 2004
Class A	$ 60,378	$ 11,342
Class B	5,681	1,066
Class C	7,012	1,421
Investment Class	1,099,801	197,685
Class R	837	837
	$ 1,173,709	$ 212,351

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A and R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2004
Class A	$ 37,736	$ 6,806
Class B	10,653	2,060
Class C	13,148	2,738
Class R	523	523
	$ 62,060	$ 12,127

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2004	Effective Rate
Class B	$ 3,551	$ 636.25%
Class C	4,383	849.25%
Class R	523	284.25%
	$ 8,457	$ 1,769

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2004 aggregated $6,237. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended March 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2004, the CDSC for the Fund's Class B and C shares was $3,466 and $246, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2004, SDI received $556.

Other. The Fund may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	887,989	$ 19,374,920	1,752,188	$ 31,091,653
Class B	50,138	1,075,647	122,357	2,190,104
Class C	85,905	1,844,379	124,742	2,254,363
Investment Class	3,023,850	67,125,427	7,905,657	147,492,077
Class R	55,877*	1,257,456*	-	-
		$ 90,677,829		$ 183,028,197
In-kind subscription
Investment Class	-	-	3,329,085	$ 52,899,162
		-		$ 52,899,162
Shares redeemed
Class A	(684,523)	$ (14,870,341)	(496,536)	$ (9,283,647)
Class B	(26,827)	(577,269)	(21,791)	(392,644)
Class C	(14,438)	(319,694)	(5,440)	(100,282)
Investment Class	(3,255,167)	(70,588,113)	(7,646,213)	(136,654,494)
Class R	(3,885)*	(87,975)*	-	-
		$ (86,443,392)		$ (146,431,067)
Net increase (decrease)
Class A	203,466	$ 4,504,579	1,255,652	$ 21,808,006
Class B	23,311	498,378	100,566	1,797,460
Class C	71,467	1,524,685	119,302	2,154,081
Investment Class	(231,317)	(3,462,686)	3,588,529	63,736,745
Class R	51,992*	1,169,481*	-	-
		$ 4,234,437		$ 89,496,292

*For the period October 1, 2003 (commencement of operations of Class R shares) to March 31, 2004.

F. In-Kind Subscription

As part of Deutsche Bank's effort to consolidate various legacy retirement plans, Deutsche Bank implemented a program to transfer various plan assets as a means to streamline the number of investment options offered to employee plan participants. As part of the consolidation program, on March 28, 2003 the Scudder Small Cap Fund accepted securities and cash in payment for fund shares (received an in-kind subscription) from the BT Partnershare retirement plan in accordance with the Fund's purchase in-kind procedures. The transaction represented a percentage of the Fund's net assets at March 31, 2003 as follows:

	Purchase Amount	% of Net Assets
Small Cap Fund	$ 52,899,162	25

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Performance Summary March 31, 2004

Scudder Micro Cap Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Investment Class shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 28, 2002 are derived from the historical performance of Institutional Class shares of the Scudder Micro Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charge of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04

Scudder Micro Cap Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class A	16.21%	51.99%	7.87%	16.89%	14.62%
Class B	15.77%	50.77%	7.07%	16.02%	13.76%
Class C	15.88%	50.95%	7.08%	16.03%	13.76%
Institutional Class	16.38%	52.42%	8.12%	17.17%	14.90%
Russell 2000 Index+	21.69%	63.83%	10.90%	9.66%	8.35%

Scudder Micro Cap Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class**
Investment Class	16.28%	52.03%	7.86%	16.88%	12.92%
Russell 2000 Index+	21.69%	63.83%	10.90%	9.66%	6.52%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on December 18, 1996. Index returns begin December 31, 1996.
** Investment Class commenced operations on August 21, 1997. Index returns begin August 31, 1997.

Scudder Micro Cap Fund

Net Asset Value
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 3/31/04	$ 21.72	$ 21.44	$ 21.45	$ 21.71	$ 22.03
9/30/03	$ 18.69	$ 18.52	$ 18.51	$ 18.67	$ 18.93

Institutional Class Lipper Rankings - Small-Cap Core Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	413	of	526	79
3-Year	351	of	419	84
5-Year	63	of	296	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Micro Cap Fund - Class A [] Russell 2000 Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 18, 1996. Index returns begin December 31, 1996.

Scudder Micro Cap Fund

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/04
Scudder Micro Cap Fund		1-Year	3-Year	5-Year	Life of Class*
Class A	Growth of $10,000	$14,325	$11,830	$20,567	$25,470
	Average annual total return	43.25%	5.76%	15.51%	13.69%
Class B	Growth of $10,000	$14,777	$12,074	$20,922	$25,581
	Average annual total return	47.77%	6.48%	15.91%	13.76%
Class C	Growth of $10,000	$15,095	$12,280	$21,032	$25,592
	Average annual total return	50.95%	7.08%	16.03%	13.76%
Russell 2000 Index+	Growth of $10,000	$16,383	$13,639	$15,855	$17,881
	Average annual total return	63.83%	10.90%	9.66%	8.35%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment
[] Scudder Micro Cap Fund - Institutional Class [] Russell 2000 Index+

Yearly periods ended March 31

The growth of $250,000 is cumulative.

* The Fund commenced operations on December 18, 1996. Index returns begin December 31, 1996.

Scudder Micro Cap Fund

Comparative Results as of 3/31/04
Scudder Micro Cap Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $250,000	$381,050	$315,950	$552,050	$687,625
	Average annual total return	52.42%	8.12%	17.17%	14.90%
Russell 2000 Index+	Growth of $250,000	$409,575	$340,975	$396,375	$447,025
	Average annual total return	63.83%	10.90%	9.66%	8.35%
		1-Year	3-Year	5-Year	Life of Class**
Investment Class	Growth of $10,000	$15,203	$12,549	$21,809	$22,321
	Average annual total return	52.03%	7.86%	16.88%	12.92%
Russell 2000 Index+	Growth of $10,000	$16,383	$13,639	$15,855	$15,158
	Average annual total return	63.83%	10.90%	9.66%	6.52%

The growth of $10,000/$250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* The Fund commenced operations on December 18, 1996. Index returns begin December 31, 1996.
** Investment Class commenced operations on August 21, 1997. Index returns begin August 31, 1997.
+ Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary March 31, 2004

Scudder Micro Cap Fund

Asset Allocation	3/31/04	9/30/03

Common Stocks	89%	96%
Cash Equivalents, net	9%	4%
Preferred Stocks	2%	-
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/04	9/30/03

Information Technology	31%	38%
Consumer Discretionary	17%	15%
Industrials	15%	10%
Financials	14%	10%
Health Care	12%	18%
Energy	6%	3%
Materials	3%	-
Consumer Staples	2%	3%
Utilities	-	3%
	100%	100%

Ten Largest Equity Holdings at March 31, 2004 (26.7% of Portfolio)
1. Jos. A. Bank Clothiers, Inc. Manufacturer of classic men's clothing	3.7%
2. ANSYS, Inc. Developer of software solutions for design analysis	3.2%
3. Connetics Corp. Producer of pharmaceuticals	3.1%
4. Harris Interactive, Inc. Provider of consulting services	2.8%
5. Digitas, Inc. Provider of integrated strategy, technology and marketing solutions	2.5%
6. Keystone Automotive Industries, Inc. Distributor of aftermarket collision replacement parts for automobiles and light trucks	2.5%
7. United Natural Foods, Inc. Distributor of natural foods and related products	2.4%
8. NS Group, Inc. Manufacturer of specialty steel products for the energy industry	2.2%
9. Education Lending Group, Inc. Provider of financial aid products to schools	2.2%
10. Cache, Inc. Retail stores specializing in high fashion apparel and accessories	2.1%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 66. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of March 31, 2004 (Unaudited)

Scudder Micro Cap Fund	Shares	Value ($)

Common Stocks 89.1%
Consumer Discretionary 15.6%
Auto Components 2.4%
Keystone Automotive Industries, Inc.*	143,400	3,923,424
Hotels Restaurants & Leisure 2.7%
Red Robin Gourmet Burgers*	47,700	1,354,680
Shuffle Master, Inc.*	65,400	3,040,446
		4,395,126
Media 2.8%
Harris Interactive, Inc.*	529,500	4,463,685
Specialty Retail 7.7%
Cache, Inc.*	103,200	3,402,504
Hancock Fabrics, Inc.	193,100	3,068,359
Jos. A. Bank Clothiers, Inc.*	161,850	5,826,600
		12,297,463
Consumer Staples 2.4%
Food & Drug Retailing
United Natural Foods, Inc.*	78,700	3,784,683
Energy 5.4%
Energy Equipment & Services 0.6%
Dril-Quip, Inc.*	59,400	976,536
Oil & Gas 4.8%
Brigham Exploration Co.*	198,600	1,459,710
Carrizo Oil & Gas, Inc.*	432,400	3,134,900
Southwestern Energy Co.*	128,900	3,109,068
		7,703,678
Financials 10.7%
Banks 4.5%
Dime Community Bancshares	96,900	1,971,915
Fidelity Bancshares, Inc.	43,600	1,597,940
Franklin Bank Corp.*	125,800	2,338,622
Mercantile Bank Corp.	37,200	1,320,600
		7,229,077
Diversified Financial Services 3.0%
Encore Capital Group, Inc.*	147,100	2,443,331
Marlin Business Services, Inc.*	135,800	2,285,514
TNS, Inc.*	7,100	135,965
		4,864,810
Insurance 2.5%
Donegal Group, Inc. "A"	137,300	2,751,492
Navigators Group, Inc.*	41,800	1,203,004
		3,954,496
Real Estate 0.7%
Capital Lease Funding, Inc.*	42,300	542,286
Government Properties Trust, Inc.	42,300	557,091
		1,099,377
Health Care 10.8%
Health Care Equipment & Supplies 2.4%
Advanced Neuromodulation Systems, Inc.*	46,500	1,678,185
Zoll Medical Corp.*	54,900	2,194,902
		3,873,087
Health Care Providers & Services 4.1%
Centene Corp.*	82,100	2,511,439
Gentiva Health Services, Inc.*	106,100	1,643,489
Sierra Health Services, Inc.*	66,200	2,409,680
		6,564,608
Pharmaceuticals 4.3%
Adolor Corp.*	132,500	1,991,475
Connetics Corp.*	223,300	4,950,561
		6,942,036
Industrials 13.6%
Aerospace & Defense 0.9%
EDO Corp.	63,100	1,519,448
Commercial Services & Supplies 5.1%
Bright Horizons Family Solutions, Inc.*	68,300	3,221,028
Concorde Careet Colleges Inc.*	35,750	858,000
CoStar Group, Inc.*	76,700	2,829,463
Marten Transport Ltd.*	70,050	1,330,950
		8,239,441
Electrical Equipment 2.7%
General Cable Corp.*	282,300	2,083,374
Ultralife Batteries, Inc.*	105,800	2,256,714
		4,340,088
Machinery 2.1%
Wabash National Corp.*	139,600	3,294,560
Road & Rail 1.7%
Celadon Group, Inc.*	163,300	2,715,679
Transportation Infrastructure 1.1%
Quality Distribution, Inc.*	123,600	1,742,760
Information Technology 28.1%
Communications Equipment 2.1%
Equinix, Inc.*	18,800	680,767
Westell Technologies, Inc. "A"	370,600	2,705,380
		3,386,147
Computers & Peripherals 5.1%
Applied Films Corp.*	116,700	3,255,930
Synaptics, Inc.*	167,400	2,936,196
TransAct Technologies, Inc.*	53,600	2,087,720
		8,279,846
Electronic Equipment & Instruments 5.8%
Craftmade International, Inc.	125,500	3,396,030
Identix, Inc.*	197,345	1,140,457
Keithley Instruments, Inc.	154,300	3,195,553
OSI Systems, Inc.*	78,700	1,574,000
		9,306,040
Internet Software & Services 4.0%
Digitas, Inc.*	387,100	3,983,259
WebMethods, Inc.*	260,100	2,444,940
		6,428,199
IT Consulting & Services 2.9%
GRIC Communications, Inc.*	402,300	1,347,705
ManTech International Corp. "A"*	74,400	1,524,456
Modem Media, Inc.*	277,400	1,803,100
		4,675,261
Software 8.2%
Agile Software Corp.*	261,300	2,286,375
ANSYS, Inc.*	129,400	5,142,356
Docucorp International, Inc.*	97,500	1,144,650
Open Solutions, Inc.*	146,900	3,243,552
Tradestation Group, Inc.*	192,600	1,296,198
		13,113,131
Materials 2.5%
Chemicals 0.3%
Compass Minerals International, Inc.	26,500	434,335
Metals & Mining 2.2%
NS Group, Inc.*	272,400	3,541,200
Total Common Stocks (Cost $113,970,559)		143,088,221

Preferred Stock 2.2%
Financials 2.2%
Diversified Financials
Education Lending Group, Inc.* (Cost $2,644,187)	219,900	3,478,818

Cash Equivalents 8.0%
Scudder Cash Management QP Trust 1.10% (b) (Cost $12,939,139)	12,939,140	12,939,139

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $129,553,885) (a)	99.3	159,506,178
Other Assets and Liabilities, Net	0.7	1,017,784
Net Assets	100.0	160,523,962

* Non-income producing security.
(a) The cost for federal income tax purposes was $129,755,156. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $29,751,022. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,819,681 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,068,659.
(b) Scudder Cash Management QP Trust, is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Scudder Micro Cap Fund

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $116,614,746)	$ 146,567,039
Investment in Scudder Cash Management QP Trust (cost $12,939,139)	12,939,139
Total investments in securities, at value (cost $129,553,885)	159,506,178
Receivable for investments sold	1,172,675
Dividends receivable	48,320
Interest receivable	7,860
Receivable for Fund shares sold	503,203
Other assets	28,333
Total assets	161,266,569
Liabilities
Payable for investments purchased	321,245
Payable for Fund shares redeemed	244,334
Accrued investment advisory fee	74,617
Other accrued expenses and payables	102,411
Total liabilities	742,607
Net assets, at value	$ 160,523,962
Net Assets
Net assets consist of: Accumulated net investment loss	(969,811)
Net unrealized appreciation (depreciation) on investments	29,952,293
Accumulated net realized gain (loss)	1,134,467
Paid-in capital	130,407,013
Net assets, at value	$ 160,523,962

The accompanying notes are an integral part of the financial statements.

Scudder Micro Cap Fund

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($24,748,017 / 1,139,375 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 21.72
Maximum offering price per share (100 / 94.25 of $21.72)	$ 23.05
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,528,473 / 257,817 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 21.44
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,519,793 / 676,986 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 21.45
Investment Class Net Asset Value, offering and redemption price per share ($21,674,395 / 998,535 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 21.71
Institutional Class Net Asset Value, offering and redemption price per share ($94,053,284 / 4,268,384 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 22.03

The accompanying notes are an integral part of the financial statements.

Scudder Micro Cap Fund

Statement of Operations for the six months ended March 31, 2004 (Unaudited)
Investment Income
Dividends	$ 183,079
Interest - Scudder Cash Management QP Trust	35,492
Interest	10,579
Total Income	229,150
Expenses: Investment advisory fee	1,077,645
Administrator service fee	158,057
Distribution and shareholder servicing fees	125,447
Custody fees	3,312
Auditing	36,490
Legal	2,090
Trustees' fees and expenses	3,631
Reports to shareholders	7,470
Registration fees	45,235
Other	1,801
Total expenses, before expense reductions	1,461,178
Expense reductions	(263,591)
Total expenses, after expense reductions	1,197,587
Net investment income (loss)	(968,437)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	15,944,758
Net unrealized appreciation (depreciation) during the period on investments	4,618,142
Net gain (loss) on investment transactions	20,562,900
Net increase (decrease) in net assets resulting from operations	$ 19,594,463

The accompanying notes are an integral part of the financial statements.

Scudder Micro Cap Fund

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2004 (Unaudited)	Year Ended September 30, 2003
Operations: Net investment income (loss)	$ (968,437)	$ (852,531)
Net realized gain (loss) on investment transactions	15,944,758	(10,409,423)
Net unrealized appreciation (depreciation) on investment transactions during the period	4,618,142	39,153,860
Net increase (decrease) in net assets resulting from operations	19,594,463	27,891,906
Fund share transactions: Proceeds from shares sold	52,264,307	62,524,070
Cost of shares redeemed	(27,051,405)	(40,548,787)
Net increase (decrease) in net assets from Fund share transactions	25,212,902	21,975,283
Increase (decrease) in net assets	44,807,365	49,867,189
Net assets at beginning of period	115,716,597	65,849,408
Net assets at end of period (including accumulated net investment loss of $969,811 and $1,374, respectively)	160,523,962	$ 115,716,597

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Micro Cap Fund

Class A
Years Ended September 30,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.69	$ 14.07	$ 18.24
Income (loss) from investment operations: Net investment income (loss)[c]	(.15)	(.18)	.03
Net realized and unrealized gain (loss) on investment transactions	3.18	4.80	(4.20)
Total from investment operations	3.03	4.62	(4.17)
Net asset value, end of period	$ 21.72	$ 18.69	$ 14.07
Total Return (%)[d]	16.21**	32.84	(22.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	11.6
Ratio of expenses before expense reductions (%)	2.11*	2.16	2.22*
Ratio of expenses after expense reductions (%)	1.74*	1.74	1.74*
Ratio of net investment income (loss) (%)	(1.42)*	(1.09)	.70*
Portfolio turnover rate (%)	78*	74	66
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Micro Cap Fund

Class B
Years Ended September 30,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.52	$ 14.04	$ 18.24
Income (loss) from investment operations: Net investment income (loss)[c]	(.23)	(.30)	(.00)[d]
Net realized and unrealized gain (loss) on investment transactions	3.15	4.78	(4.20)
Total from investment operations	2.92	4.48	(4.20)
Net asset value, end of period	$ 21.44	$ 18.52	$ 14.04
Total Return (%)[e]	15.77**	31.91	(23.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	3.3
Ratio of expenses before expense reductions (%)	2.86*	2.91	2.97*
Ratio of expenses after expense reductions (%)	2.49*	2.49	2.49*
Ratio of net investment income (loss) (%)	(2.17)*	(1.84)	(.05)*
Portfolio turnover rate (%)	78*	74	66
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $0.005.
[e] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Micro Cap Fund

Class C
Years Ended September 30,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.51	$ 14.04	$ 18.24
Income (loss) from investment operations: Net investment income (loss)[c]	(.23)	(.31)	(.00)[d]
Net realized and unrealized gain (loss) on investment transactions	3.17	4.78	(4.20)
Total from investment operations	2.94	4.47	(4.20)
Net asset value, end of period	$ 21.45	$ 18.51	$ 14.04
Total Return (%)[e]	15.88**	31.84	(23.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	5.3
Ratio of expenses before expense reductions (%)	2.86*	2.91	2.97*
Ratio of expenses after expense reductions (%)	2.49*	2.49	2.49*
Ratio of net investment income (loss) (%)	(2.17)*	(1.84)	(.05)*
Portfolio turnover rate (%)	78*	74	66
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $0.005.
[e] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Micro Cap Fund

Investment Class
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999[b]	1998[c]
Selected Per Share Data
Net asset value, beginning of period	$ 18.67	$ 14.06	$ 17.05	$ 24.36	$ 16.12	$ 9.88	$ 12.62
Income (loss) from investment operations:
Net investment income (loss)	(.15)[d]	(.17)[d]	(.18)[d]	(.15)	(.14)	(.14)	(.06)
Net realized and unrealized gain (loss) on investment transactions	3.19	4.78	(2.81)	(5.33)	9.79	6.38	(2.19)
Total from investment operations	3.04	4.61	(2.99)	(5.48)	9.65	6.24	(2.25)
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.83)	(1.41)	-	(.49)
Net asset value, end of period	$ 21.71	$ 18.67	$ 14.06	$ 17.05	$ 24.36	$ 16.12	$ 9.88
Total Return (%)[e]	16.28**	32.79	(17.54)	(22.71)	63.87	63.16**	(18.33)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	18	12	7	5	1	1
Ratio of expenses before expense reductions (%)	2.11*	2.16	2.21	2.23	2.55	3.25*	2.68
Ratio of expenses after expense reductions (%)	1.74*	1.74	1.74	1.74	1.74	1.74*	1.74
Ratio of net investment income (loss) (%)	(1.42)*	(1.09)	(1.02)	(1.03)	(1.05)	(1.29)*	(.98)
Portfolio turnover rate (%)	78*	74	66	79	137	115	85
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the eleven months ended September 30, 1999.
[c] For the year ended October 31, 1998.
[d] Based on average shares outstanding during the period.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder Micro Cap Fund

Institutional Class
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999[b]	1998[c]
Selected Per Share Data
Net asset value, beginning of period	$ 18.93	$ 14.22	$ 17.21	$ 24.52	$ 16.16	$ 9.90	$ 12.62
Income (loss) from investment operations:
Net investment income (loss)	(.13)[d]	(.14)[d]	(.14)[d]	(.13)	(.14)	(.14)	(.05)
Net realized and unrealized gain (loss) on investment transactions	3.23	4.85	(2.85)	(5.35)	9.91	6.40	(2.18)
Total from investment operations	3.10	4.71	(2.99)	(5.48)	9.77	6.26	(2.23)
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.83)	(1.41)	-	(.49)
Net asset value, end of period	$ 22.03	$ 18.93	$ 14.22	$ 17.21	$ 24.52	$ 16.16	$ 9.90
Total Return (%)[e]	16.38**	33.12	(17.37)	(22.55)	64.49	63.23**	(18.16)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	79	52	33	37	17	14
Ratio of expenses before expense reductions (%)	1.86*	1.91	1.96	1.98	2.30	3.00*	2.59
Ratio of expenses after expense reductions (%)	1.49*	1.49	1.49	1.49	1.49	1.49*	1.49
Ratio of net investment income (loss) (%)	(1.17)*	(.84)	(.77)	(.78)	(.78)	(1.07)*	(.75)
Portfolio turnover rate (%)	78*	74	66	79	137	115	85
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the eleven months ended September 30, 1999.
[c] For the year ended October 31, 1998.
[d] Based on average shares outstanding during the period.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

Scudder Micro Cap Fund

A. Significant Accounting Policies

Micro Cap Fund ("Scudder Micro Cap Fund" or the "Fund") is a diversified series of Scudder MG Investments Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $6,650,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($1,687,000) and September 30, 2011 ($4,963,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $7,931,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $66,666,005 and $51,368,998, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.50% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the six months ended March 31, 2004, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.74%
Class B	2.49%
Class C	2.49%
Investment Class	1.74%
Institutional Class	1.49%

Accordingly, for the six months ended March 31, 2004, the Advisor waived a portion of its fee pursuant to an Expense Limitation Agreement aggregating $263,591 and the amount imposed aggregated $814,054 which was equivalent to an annualized effective rate of 1.13% of the Fund's average daily net assets.

Administrator. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.22% of the average daily net assets of the Fund, computed and accrued daily and payable monthly. For the six months ended March 31, 2004, the Administrator Service Fee was $158,057, of which $31,045 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2004
Class A	$ 22,862	$ 4,914
Class B	17,622	3,578
Class C	39,729	9,497
	$ 80,213	$ 17,989

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and Investment Class shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2004	Effective Rate
Class B	$ 5,874	$ 1,119.25%
Class C	13,243	3,013.25%
Investment Class	26,117	37,302.25%
	$ 45,234	$ 41,434

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended March 31, 2004 aggregated $7,534 and $72, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2004, the CDSC for the Fund's Class B and Class C shares was $1,452 and $987, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2004, SDI received $21.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	782,737	$ 16,621,769	580,974	$ 9,280,233
Class B	103,558	2,140,255	176,480	2,818,390
Class C	486,115	10,058,585	269,304	4,320,522
Investment Class	380,088	8,106,405	678,872	11,349,080
Institutional Class	720,970	15,337,293	2,203,386	34,755,845
		$ 52,264,307		$ 62,524,070
Shares redeemed
Class A	(227,381)	$ (4,888,686)	(74,483)	$ (1,221,233)
Class B	(21,239)	(452,837)	(19,570)	(309,042)
Class C	(69,997)	(1,480,214)	(26,322)	(416,546)
Investment Class	(340,175)	(7,222,225)	(561,094)	(9,441,743)
Institutional Class	(616,056)	(13,007,443)	(1,726,837)	(29,160,223)
		$ (27,051,405)		$ (40,548,787)
Net increase (decrease)
Class A	555,356	$ 11,733,083	506,491	$ 8,059,000
Class B	82,319	1,687,418	156,910	2,509,348
Class C	416,118	8,578,371	242,982	3,903,976
Investment Class	39,913	884,180	117,778	1,907,337
Institutional Class	104,914	2,329,850	476,549	5,595,622
		$ 25,212,902		$ 21,975,283

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C, Investment and Institutional Classes

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

		Scudder Mid Cap Fund	Scudder Small Cap Fund	Scudder Micro Cap Fund
Class A	Nasdaq Symbol	SMCAX	SSDAX	SMFAX
	CUSIP Number	81111R 882	81111R 791	81116P 634
Class B	Nasdaq Symbol	SMCBX	SSDBX	SMFBX
	CUSIP Number	81111R 874	81111R 783	81116P 626
Class C	Nasdaq Symbol	SMCCX	SSDCX	SMFCX
	CUSIP Number	81111R 866	81111R 775	81116P 618
Class R*	Nasdaq Symbol	SMCRX	SSDRX	N/A
	CUSIP Number	81111R 726	81111R 718	N/A
Investment Class	Nasdaq Symbol	BTCAX	BTSCX	MMFSX
	CUSIP Number	81111R 841	81111R 767	81116P 584
Institutional Class	Nasdaq Symbol	BTEAX	N/A	MGMCX
	CUSIP Number	81111R 858	N/A	81116P 592

* Scudder Mid Cap Fund Class R shares commenced operations on July 1, 2003. Scudder Small Cap Fund Class R shares commenced operations on October 1, 2003.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial  Officers  concluded that the Registrant's
Disclosure  Controls and Procedures are effective based on the evaluation of the
Disclosure  Controls  and  Procedures  as of a date within 90 days of the filing date of this report.

Fund management has previously  identified a significant  deficiency relating to the  overall  fund  expense  payment and accrual  process.  This matter  relates primarily to a bill payment  processing  issue.  There was no material impact to shareholders,  fund net asset  value,  fund  performance  or the accuracy of any fund's  financial  statements.  Fund  management  discussed this matter with the
Registrant's Audit Committee and auditors,  instituted  additional procedures to enhance its internal controls and will continue to develop  additional  controls and redesign work flow to strengthen the overall control environment  associated with the processing and recording of fund expenses.

(b)  There  have been no  changes  in the  registrant's  internal  control  over financial  reporting that occurred  during the filing period that has materially affected,  or is  reasonably  likely  to  materially  affect,  the  registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Micro Cap Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Micro Cap Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               May 28, 2004
                                    ---------------------------